UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of Earliest Event Reported):
                      November 4, 2005 (October 31, 2005)

                                    WQN, Inc.
         -------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


            Delaware                000-27751             75-2838415
-------------------------------- ---------------    ----------------------
  (State or Other Jurisdiction     (Commission         (I.R.S. Employer
        of Incorporation)          File Number)       Identification No.)


               14911 Quorum Drive, Suite 140, Dallas, Texas, 75254
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               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, Including Area Code: 972-361-1980
                                                            ------------

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01         Entry into a Material Definitive Agreement.
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         On November 4, 2005, WQN, Inc., a Delaware corporation (the "Company"), announced that it had entered into a Securities Purchase Agreement, dated as of October 31, 2005, by and among the Company and Park Avenue Associates LLC, a Delaware limited liability company (the "SPA"), pursuant to which the Company subscribed for a 51.1% membership interest in Park Avenue Associates LLC ("PAA") in exchange for the contribution of a capital commitment to PAA of $5,600,000 in cash. PAA is a real estate development company specializing in the development of properties for small business use and for communities designed for the active adult lifestyle. PAA intends to purchase and develop various real estate properties (the "Projects"). The Company's press release announcing the transaction is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

         The Company's capital commitment will be funded over time, pursuant to the call provisions contained in the Operating Agreement of Park Avenue Associates LLC, dated as of October 31, 2005, by and among PAA and certain members of PAA including the Company (the "PAA Operating Agreement"). Furthermore, pursuant to the terms of the PAA Operating Agreement, the Company is entitled to elect three of the five members of the Board of Managers of PAA. Moreover, in the event that a member of PAA other than the Company desires to transfer its membership interests, the Company holds a right of first refusal.

         Pursuant to the Management Agreement, dated as of October 31, 2005, by and among Park Avenue Associates Management LLC, a Delaware limited liability company ("PAAM") and PAA (the "Management Agreement"), PAA will retain the services of PAAM to manage the Projects of PAA. In connection therewith, the Company entered into an Operating Agreement of Park Avenue Associates Management LLC, dated as of October 31, 2005, by and among PAAM, the Company and Mark Hotton (the "PAAM Operating Agreement"), pursuant to which the Company will hold a 30% membership interest in PAAM and Mark Hotton will hold a 70% membership interest and be the Managing Member of PAAM.

         Copies of the Stock Purchase Agreement, the PAA Operating Agreement, the PAAM Operating Agreement and the Management Agreement (collectively, the "Agreements"), are attached to this Form 8-K as Exhibits 10.1, 10.2, 10.3 and 10.4, respectively, and are incorporated herein by reference. The preceding description of the Agreements set forth above is qualified in its entirety by reference to such Exhibits.

Item 9.01         Financial Statements and Exhibits.
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         (c) Exhibits.

Exhibit
Number           Description
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Exhibit 10.1     Park Ave. Assoc. LLC Securities Purchase Agreement, dated as of
                 October 31, 2005

Exhibit 10.2 Operating Agreement of Park Ave. Assoc. LLC., dated as of October 31, 2005 (Exhibits Omitted)

Exhibit 10.3 Operating Agreement of Park Ave. Assoc. Management LLC, dated as of October 31, 2005 (Exhibits Omitted)

Exhibit 10.4     Management Agreement, dated as October 31, 2005

Exhibit 99.1     Press release issued by WQN, Inc. on November 4, 2005.

                                   SIGNATURES
                                   ----------


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  November 4, 2005

                                               WQN, INC.


                                               By: /s/ David S. Montoya
                                                   ------------------------
                                                   David S. Montoya
                                                   Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit
Number           Description
-------          -----------

Exhibit 10.1 Park Ave. Assoc. LLC Securities Purchase Agreement, dated as of October 31, 2005

Exhibit 10.2 Operating Agreement of Park Ave. Assoc. LLC., dated as of October 31, 2005 (Exhibits Omitted)

Exhibit 10.3 Operating Agreement of Park Ave. Assoc. Management LLC, dated as of October 31, 2005 (Exhibits Omitted)

Exhibit 10.4     Management Agreement, dated as October 31, 2005

Exhibit 99.1     Press release issued by WQN, Inc. on November 4, 2005.